Exhibit 10.7

INDIVIOR PHARMACEUTICALS, INC.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Non-employee members of the board of directors (the “Board”) of Indivior Pharmaceuticals, Inc. (the “Company”) shall be eligible to receive cash and equity compensation as set forth in this Non-Employee Director Compensation Policy (this “Policy”). The cash and equity compensation described in this Policy shall be paid or be made, as applicable, automatically and without further action of the Board, to each member of the Board who is not an employee of the Company or any parent or subsidiary of the Company (each, a “Non-Employee Director”) who may be eligible to receive such cash or equity compensation, unless such Non-Employee Director declines the receipt of such cash or equity compensation by written notice to the Company. This Policy shall become effective immediately after the commencement of trading of shares of the Company’s common stock (“Common Stock”) on the Global Select Market of The Nasdaq Stock Market LLC (such time, the “Effective Time”) and shall remain in effect until it is revised or rescinded by further action of the Board. This Policy may be amended, modified or terminated by the Board at any time in its sole discretion. The terms and conditions of this Policy shall supersede any prior cash and/or equity compensation arrangements for service as a member of the Board between the Company and any of its Non-Employee Directors and between any subsidiary of the Company and any of its non-employee directors.

1. Cash Compensation.

(a) Annual Retainers. Each Non-Employee Director shall receive an annual cash retainer of $75,000 for service on the Board except that the Chairperson shall receive an annual cash retainer of $100,000 for service on the Board.

(b) Additional Annual Retainers. In addition, a Non-Employee Director shall receive the following annual cash retainers, as applicable to such Non-Employee Director:

(i) Audit Committee. A Non-Employee Director serving as Chairperson of the Audit Committee shall receive an additional annual cash retainer of $30,000 for such service and a Non-Employee Director serving as a member of the Audit Committee (other than the Chairperson) shall receive an additional annual cash retainer of $15,000 for such service.

(ii) Compensation Committee. A Non-Employee Director serving as Chairperson of the Compensation Committee shall receive an additional annual cash retainer of $30,000 for such service and a Non-Employee Director serving as a member of the Compensation Committee (other than the Chairperson) shall receive an additional annual cash retainer of $15,000 for such service.

(iii) Nominating and Corporate Governance Committee. A Non-Employee Director serving as Chairperson of the Nominating and Corporate Governance Committee shall receive an additional annual cash retainer of $20,000 for such service and a Non-Employee Director serving as a member of the Nominating and Corporate Governance Committee (other than the Chairperson) shall receive an additional annual cash retainer of $10,000 for such service.

(iv) Science Committee. A Non-Employee Director serving as Chairperson of the Science Committee shall receive an additional annual cash retainer of $20,000 for such service and a Non-Employee Director serving as a member of the Science Committee (other than the Chairperson) shall receive an additional annual cash retainer of $10,000 for such service.

(v) Compliance and Ethics Committee. A Non-Employee Director serving as Chairperson of the Compliance and Ethics Committee shall receive an additional annual cash retainer of $20,000 for such service and a Non-Employee Director serving as a member of the Compliance and Ethics Committee (other than the Chairperson) shall receive an additional annual cash retainer of $10,000 for such service.

(c) Payment of Retainers. The annual retainers described in Sections 1(a) and 1(b) shall be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears not later than the thirtieth (30th) day following the end of each calendar quarter. In the event a Non-Employee Director does not serve as a Non-Employee Director, or in the applicable positions described in Section 1(b), for an entire calendar quarter, such Non-Employee Director shall receive a prorated portion of the retainer(s) otherwise payable to such Non-Employee Director for such calendar quarter pursuant to Sections 1(a) and 1(b), with such prorated portion determined by multiplying such otherwise payable retainer(s) by a fraction, the numerator of which is the number of days during which the Non-Employee Director serves as a Non-Employee Director or in the applicable positions described in Section 1(b) during the applicable calendar quarter and the denominator of which is the number of days in the applicable calendar quarter.

2. Equity Compensation. Non-Employee Directors shall be granted the equity awards described below, unless otherwise specified by the Board at the time of grant. The awards described below shall be granted under and shall be subject to the terms and provisions of the Company’s 2026 Omnibus Equity Incentive Plan or any other applicable Company equity incentive plan then-maintained by the Company (such plan, as may be amended from time to time, the “Equity Plan”) and shall be granted subject to the execution and delivery of award agreements, including attached exhibits, in substantially the forms previously approved by the Board. All applicable terms of the Equity Plan apply to this Policy as if fully set forth herein, and all equity grants hereunder are subject in all respects to the terms of the Equity Plan.

(a) Listing Awards. Each Non-Employee Director who serves on the Board as of the Effective Time shall be automatically granted, on the first date of effectiveness of the Company’s Form S-8 registration statement with respect to the Equity Plan (the “S-8 Date”), an award of restricted stock units with respect to a number of shares of the Common Stock that has an aggregate fair value on the date of grant (based on the closing price per share of the Common Stock on the S-8 Date) equal to $125,000, rounded down to the nearest whole share, except with respect to the Chairperson of the Board who shall receive an award of restricted stock units with respect to a number of shares of the Common Stock that has an aggregate fair value on the date of grant (based on the closing price per share of the Common Stock on the S-8 Date) equal to $200,000, rounded down to the nearest whole share. The awards described in this Section 2(a) shall be referred to as the “Listing Awards.”

(b) Annual Awards. Each Non-Employee Director (other than the Chairperson) who (i) serves on the Board as of the date of any annual meeting of the Company’s stockholders (an “Annual Meeting”) after the Effective Time and (ii) will continue to serve as a Non-Employee Director immediately following such Annual Meeting shall be automatically granted, on the date of such Annual Meeting, an award of restricted stock units with respect to a number of shares of Common Stock that has an aggregate fair value on the date of grant (based on the closing price per share of the Common Stock on the date of grant) equal to $250,000, rounded down to the nearest whole share.

With respect to the Chairperson, provided he or she is a Non-Employee Chairperson, and (i) serves on the Board as of the date of any annual meeting of the Company’s stockholders (an “Annual Meeting”) after the Effective Time and (ii) will continue to serve as Chairperson and a Non-Employee Director immediately following such Annual Meeting shall be automatically granted, on the date of such Annual Meeting, an award of restricted stock units with respect to a number of shares of Common Stock that has an aggregate fair value on the date of grant (based on the closing price per share of the Common Stock on the date of grant) equal to $400,000, rounded down to the nearest whole share.

The awards described in this Section 2(b) shall be referred to as the “Annual Awards”. For the avoidance of doubt, a Non-Employee Director elected for the first time to the Board at an Annual Meeting shall receive only an Annual Award in connection with such election and shall not receive any Initial Award (as defined below) on the date of such Annual Meeting as well.

(c) Initial Awards Following Non-Employee Director Election or Appointment. Except as otherwise determined by the Board, each Non-Employee Director whose initial election or appointment (such Non-Employee Director’s “Start Date”) occurs on any date other than the date of an Annual Meeting shall be automatically granted, on such Non-Employee Director’s Start Date, an award of restricted stock units with respect to a number of shares of Common Stock that has an aggregate fair value on the date of grant (based on the closing price per share of the Common Stock on the date of grant) equal to the Annual Awards described in Section 2(b) above multiplied by the Initial Award Applicable Percentage (as defined below), rounded down to the nearest whole share. “Initial Award Applicable Percentage” shall mean a fraction, the numerator of which is (x) 365 minus (y) the number of days in the period beginning on the date of the Annual Meeting that occurred immediately preceding the Non-Employee Director’s Start Date (or, if no such Annual Meeting has occurred, the Effective Time) and ending on the Non-Employee Director’s Start Date and the denominator of which is 365. The awards described in this Section 2(c) shall be referred to as the “Initial Awards.”

(d) Termination of Employment of Employee Directors. Members of the Board who are employees of the Company or any parent or subsidiary of the Company who subsequently terminate their employment with the Company and any parent or subsidiary of the Company but who remain on the Board after such termination from employment will not receive an Initial Award pursuant to Section 2(c) above, but to the extent that they are otherwise eligible, will receive, after termination from employment with the Company and any parent or subsidiary of the Company, Annual Awards as described in Section 2(b) above.

(e) Vesting of Awards Granted to Non-Employee Directors. Each Listing Award, Annual Award and Initial Award shall vest on the earlier of (i) the day immediately preceding the date of the first Annual Meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date; provided that, notwithstanding the foregoing, each such award shall vest upon the Non-Employee Director’s termination of service on the Board due to death or disability. Except as otherwise provided in the preceding sentence, no portion of a Listing Award, Annual Award or Initial Award, as applicable, that is unvested at the time of a Non-Employee Director’s termination of service on the Board shall become vested thereafter and any such unvested portion shall be forfeited as of the date of such termination of service without any consideration therefor. All of a Non-Employee Director’s Listing Awards, Annual Awards and Initial Awards, as applicable, shall vest in full immediately prior to the occurrence of a Change in Control (as defined in the Equity Plan), to the extent outstanding at such time, subject to such Non-Employee Director’s continued service on the Board immediately prior to the occurrence of such Change in Control.

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Effective: January 26, 2026

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